Supplement Dated September 28, 2015
To The Prospectus Dated April 29, 2013 For

PERSPECTIVE FIXED AND VARIABLE ANNUITY®
Issued by JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK®
Through JNLNY SEPARATE ACCOUNT I

This supplement updates the above-referenced prospectus. Please read and keep it together with your prospectus for future reference.

CHANGES TO THE INVESTMENT DIVISIONS.

A.	Fund Mergers.

Effective September 28, 2015, the JNL/Mellon Capital Dow Jones U.S. Contrarian Opportunities Index Fund (a "Previously Offered Fund") merged into the JNL/Mellon Capital S&P 400 MidCap Index Fund (a "Currently Offered Fund") and the JNL/Mellon Capital 25 Fund (a "Previously Offered Fund") merged into the JNL/S&P 4 Fund (a "Currently Offered Fund").

If you have allocation instructions for future premium payments on file with us, or have existing Dollar Cost Averaging, Dollar Cost Averaging Plus, Earnings Sweep and/or Rebalancing automatic programs, that include an allocation to an Investment Division investing in a Previously Offered Fund, all such allocations prior to our receipt of new allocation instructions from you will be allocated to the Investment Division investing in the corresponding Currently Offered Fund.

If you have Contract Value that was transferred to an Investment Division investing in a Currently Offered Fund as a result of a merger, you may transfer all or a portion of your Contract Value out of such Investment Division into the other investment options available under your contract. If the transfer is completed within 60 days following September 28, 2015, the transfer will not be assessed a transfer charge or be treated as a transfer for the purpose of determining how many subsequent transfers may be made in a Contract Year without charge.

If you want to change your allocation instructions or make a transfer as described above, and you require descriptions of the other Investment Divisions available under your contract, you can obtain additional copies of prospectuses for the Funds underlying the Investment Divisions by contacting our Annuity Service Center.

For additional information, please see the Supplements dated September 28, 2015 for the JNL® Series Trust and the JNL Variable Fund LLC.

B.
Fund Name Changes and Sub-Adviser Changes. Effective September 28, 2015, the following Fund names changed, whether or not in connection with a sub-adviser change. All references in the prospectus to the Fund names are revised as follows:

a)	The name of the JNL/BlackRock Commodity Securities Strategy Fund changed to the JNL/BlackRock Natural Resources Fund.

b)
Granahan Investment Management, Inc., LMCG Investments, LLC, and RS Investment Management Co. LLC replaced Eagle Asset Management, Inc. as the sub-advisers for the JNL/Eagle SmallCap Equity Fund. In connection with the change of sub-adviser, the name of the JNL/Eagle SmallCap Equity Fund changed to the JNL Multi-Manager Small Cap Growth Fund.

c)
Century Capital Management, LLC, Chicago Equity Partners, LLC, Cooke & Bieler L.P., and Cortina Asset Management, LLC replaced Franklin Advisory Services, LLC as the sub-adviser for the JNL/Franklin Templeton Small Cap Value Fund. In connection with the change of sub-adviser, the name of the JNL/Franklin Templeton Small Cap Value Fund changed to the JNL Multi-Manager Small Cap Value Fund.

d)
Causeway Capital Management LLC replaced J.P. Morgan Investment Management Inc.as the sub-adviser for the JNL/JPMorgan International Value Fund. In connection with the change of sub-adviser, the name of the JNL/JPMorgan International Value Fund changed to the JNL/Causeway International Value Select Fund.

For additional information about the changes to the Funds underlying your contract in connection with the name and sub-adviser changes, please see the Supplement dated September 28, 2015 for the JNL® Series Trust.

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(To be used with NV3174GW 04/15 and NV3174CEGW 04/15)

NMX15887NY 09/15